CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


EXHIBIT 32.1

In connection with the Quarterly Report of Downside Up, Inc. (the "Company") on Form 10QSB for the period ending October 31, 2006, as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Michael J. Cavaleri, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Michael J. Cavaleri
-----------------------
Michael J. Cavaleri
Chief Executive Officer
Chief Financial Officer